UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2020

TRINITY CAPITAL INC.

(Exact name of Registrant as Specified in Its Charter)

Maryland	000-56139	35-2670395
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3075 West Ray Road Suite 525 Chandler, Arizona	85226
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (480) 374-5350

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Item 1.01 – Entry into a Material Definitive Agreement.

On December 15, 2020, at the annual meeting of stockholders (the “Annual Meeting”), the stockholders of Trinity Capital Inc. (the “Company”) approved amending and restating the existing common stock registration rights agreement, dated as of January 16, 2020 (the “Existing Common Stock Registration Rights Agreement”). The amended and restated common stock registration rights agreement (the “Amended and Restated Common Stock Registration Rights Agreement”) is substantially the same as the Existing Common Stock Registration Rights Agreement, except that the registration deadline changed from December 31, 2020 to December 31, 2021. The Amended and Restated Common Stock Registration Rights Agreement became effective as of December 15, 2020.

The foregoing description of the Amended and Restated Common Stock Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Common Stock Registration Rights Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.07 – Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on December 15, 2020 and submitted two matters to the vote of the stockholders. A summary of the matters voted upon by stockholders is set forth below.

1. Stockholders elected one member of the board of directors of the Company, to serve until the 2023 Annual Meeting of Stockholders and until his successor is duly elected and qualified. The following votes were taken in connection with this proposal:

Name	For	Against	Abstain	Broker Non-Votes
Ronald E. Estes	11,252,519	2,893	939,176	-

2. Stockholders approved the amended and restated registration rights agreement related to the Company’s common stock based on the following votes:(1)

For	Against	Abstain	Broker Non-Votes
10,345,973	255,970	666,666	-

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Amended and Restated Registration Rights Agreement, dated December 15, 2020 (Common Stock)

(1)	Excludes shares held by officers, directors and affiliates of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Trinity Capital Inc.

December 16, 2020	By:	/s/ Steven L. Brown
		Name:	Steven L. Brown
		Title:	Chief Executive Officer